EXHIBIT 10.16

                                                               EXECUTION VERSION

                      INDEMNIFICATION AND ESCROW AGREEMENT


           THIS INDEMNIFICATION AND ESCROW AGREEMENT (this "Agreement") is made and entered into as of this 28th day of September, 2004 by and among CCP Worldwide, Inc., a Delaware corporation ("Parent"), Dyadic International, Inc., a Florida corporation (the "Company"), Mark Tompkins ("Tompkins"), Vitel Ventures ("Vitel," and together with Tompkins referred to individually as a "Stockholder" and collectively as "Stockholders"), and Jenkens & Gilchrist, a Professional Corporation, as escrow agent (the "Escrow Agent").

                                    RECITALS

           A. CCP Acquisition Corp, a Florida corporation and wholly-owned subsidiary of Parent (the "Acquisition"), Parent and the ----------- Company have entered into an Agreement of Merger and Plan of Reorganization, dated as of September 28, 2004 (the "Merger Agreement"), whereby Acquisition will be merged with and into the Company (the "Merger").

           B. If the Merger is consummated, Stockholder will receive substantial benefits and value.

           C. Stockholders intend to indemnify and hold harmless, on a non-recourse basis, Parent, the Company and their respective officers, directors, and employees and each person, if any, who controls such persons within the meaning of the Securities Act and the Exchange Act against certain Indemnified Losses (as hereinafter defined).

           D. Vitel desires to escrow, or cause to be escrowed, with an escrow agent 225,000 shares of Parent Common Stock, which are shares that are to be issued to Vitel pursuant to the Merger in respect to Vitel's shares of common stock in the Company, to secure Stockholders' obligations to indemnify the Indemnified Parties (as hereinafter defined) against the Indemnified Losses.

           E. As an accommodation to the other parties, and notwithstanding the fact that the Escrow Agent is legal counsel to the Company, the other parties have requested that the Escrow Agent also serve in the capacity of an escrow agent in the performance of this Agreement.

           F. By execution of this Agreement, the parties hereto desire to set forth more specifically their rights and obligations with respect to the indemnification and escrow obligations of Stockholders to the Indemnified Parties.

           G. Section 6.18 of the Merger Agreement requires Stockholders to execute and deliver this Agreement to Parent and the Company.

           NOW, THEREFORE, in consideration of the foregoing Recitals (which are hereby incorporated into and made a part of this Agreement) and the mutual and dependent covenants hereinafter set forth, the parties agree as follows:


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           1. Defined  Terms.  Capitalized  terms used in this Agreement and not otherwise defined shall have the meanings given them in the Merger Agreement, a copy of which is attached hereto as Exhibit A.

           2. Regulatory Indemnification Provisions. Stockholders, jointly and severally, agree on a non-recourse basis (a) to indemnify and hold harmless Parent, the Company and their respective officers, directors and employees, and each person, if any, who controls such person within the meaning of the Securities Act and the Exchange Act (collectively, the "Indemnified Parties"), against any loss, claim, damage, liability or expense and/or actions in respect thereof (collectively, the "Regulatory Indemnified Losses") arising from, relating to or incurred under the Securities Act, the Exchange Act, any SEC rule, other federal or state statutory law or regulation, the rules and regulations of any self-regulatory organization (including without limitation, the National Association of Securities Dealers or NASDAQ) or common law
(collectively, the "Applicable Laws") (including in settlement of any litigation, investigation or administrative proceeding, if such settlement is effected with the written consent of Stockholder, which consent shall not be unreasonably withheld or delayed), insofar as such Regulatory Indemnified Losses arise out of or are based upon any failure of Parent to have complied on or before the Merger Effective Time with any of the Applicable Laws, including, without limitation: (i) the failure of any registration, information or proxy statement, report or other document filed by Parent with the SEC or any state securities regulatory authority (each a "Filed Document") to be timely filed or otherwise conform in all material respects to the requirements of the Applicable Laws; or (ii) the inclusion in any Filed Document of any untrue statement of material fact or the omission from any Filed Document of any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and
(b) to reimburse the Indemnified Parties for any legal and other expense incurred by the Indemnified Parties in connection with investigating, defending, settling, compromising or paying any such Regulatory Indemnified Loss. Without limitation, the amount of any such Regulatory Indemnified Loss shall include Parent's expenses, including its legal and accounting fees, incurred with respect to (i) any amendment of any Filed Document, including responding to SEC comments or the comments of any state securities regulatory authority related to any Filed Documents, and\or (ii) the performance of any additional services relating to the preparation of and\or amendment of any registration, information or proxy statement, report or other document filed by Parent with the Commission, any state securities regulatory authority, and/or NASDAQ following the Merger Effective Time, including without limitation, Parent's registration statement under the Exchange Act and its reports on Form 8-K reporting the Merger, the Merger Agreement and related transactions, made necessary or advisable as a result of deficiencies in the Filed Documents or any other failure of Parent to have complied with Applicable Laws prior to the Merger Effective Time. For avoidance of any doubt, no additional services referred to in the immediately preceding sentence shall be deemed to have been performed with respect to the preparation of Parent's reports on Form 8-K reporting the Merger, the Merger Agreement and related transactions in the absence of any deficiencies in the Filed Documents or any other failure of Parent to have complied with Applicable Laws prior to the Merger Effective Time.

           3. Breaches of Agreements by Parent and Affiliates. Stockholders, jointly and severally, agree on a nonrecourse basis (a) to indemnify and hold harmless the Indemnified Parties against any loss, claim, damage, liability or expense and/or actions in respect thereof (collectively, the "Agreement


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Indemnified  Losses")  arising from,  relating to or incurred as a result of (i)
any  breach  by  Parent  on  or  before  the  Merger   Effective   Time  of  any
representation, warranty or covenant of Parent contained in the Merger Agreement or (ii) any breach by David R. Allison ("Allison") or Custom Craft Packaging, Inc., a North Carolina corporation ("Custom Craft"), of any of their respective representations, warranties or covenants contained in that certain Split-Off Agreement dated as of September 28, 2004 (the "Split-Off Agreement"), between Parent, the Company, Custom Craft and Allison; and (b) to reimburse the Indemnified Parties for any legal and other expense incurred by the Indemnified Parties in connection with investigating, defending, settling, compromising or paying any such Agreement Indemnified Loss. Stockholders acknowledge that the representations, warranties and covenants of Parent contained in the Merger Agreement survive beyond the Merger Effective Time, as provided in Section 8 of the Merger Agreement.

           4. Additional Indemnification Provisions. Stockholders, jointly and severally, shall also (a) indemnify and hold harmless the Indemnified Parties against any loss, claim, damage, liability or expense and/or actions in respect thereof (collectively, the "Additional Indemnification Losses") (including in settlement of any litigation, investigation or administrative proceeding, if such settlement is effected with the written consent of Stockholder, which consent shall not be unreasonably withheld or delayed) insofar as such Additional Indemnification Losses arise out of, relate to or are based upon (i) any liability or obligation of Parent for any federal, state or local taxes as a result of the Split-Off, (ii) the failure of Parent to have more than three hundred (300) round lot holders (as computed in accordance with the rules of the NASDAQ Stock Market), without counting the stockholders and investors in the Company existing as of the date of this Agreement, by the ninetieth (90th) Business Day following the Merger Effective Time, or (iii) any violations of federal or state securities laws attributable to any past or future purchases or sales by either of Stockholders of Parent Common Stock, or any derivative securities thereof; and (b) reimburse the Indemnified Parties for any legal and other expense incurred by the Indemnified Parties in connection with investigating, defending, settling, compromising or paying any such Additional Indemnified Loss.

           5. Escrow Deposit. Simultaneously with the execution of this Agreement, Vitel has deposited, or cause to be deposited, --------------- with the Escrow Agent 225,000 shares of Parent Common Stock (or 225,000 shares of the Company's common stock to be exchanged for Parent Common Stock as a result of the Merger) (the "Escrow Shares"), which will be available to satisfy any amounts owed to any of the Indemnified Parties with respect to Regulatory Indemnified Losses, Agreement Indemnified Losses and/or Additional Indemnified Losses (collectively, the "Indemnified Losses"). Vitel shall endorse over the certificates representing the Escrow Shares to the Escrow Agent, and Vitel, Parent and Escrow Agent shall cause the Escrow Shares to be registered in Escrow Agent's name under the style "Jenkens & Gilchrist, a Professional Corporation," as Escrow Agent" with Parent's transfer agent and registrar for the Parent Common Stock. The Escrow Agent shall take physical possession of certificates representing the Escrow Shares registered in its name as aforesaid and hold such certificates representing the Escrow Shares in an "Escrow Account" subject to and in accordance with this Agreement. If Vitel deposits Company Common Stock instead of Parent Common Stock, Vitel will cooperate to effect the exchange of each Company Common Stock for Parent Common Stock in accordance with the terms of the Merger.


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


           6.   Administration  of  Escrow  Account.   The  Escrow  Agent  shall
administer the Escrow Account and Escrow Shares as follows:

                      (a) If an Indemnified Party has incurred or suffered an Indemnified Loss for which, based on its good faith belief, such Person is entitled to be indemnified by the Stockholders pursuant to the terms of this Agreement (the "Claim"), it may request the release of some or all of the Escrow Shares by giving written notice of its Claim in accordance with the provisions of Section 12 hereof (the "Claim Notice") to the Escrow Agent and the other parties hereto prior to or on the Termination Date (as hereinafter defined), describing in such notice the amount of the claimed Indemnified Losses and a reasonable description of the basis for such Claim; provided, however, that a Claim Notice shall be deemed to be sufficient and properly made even if at the time of the giving of the Claim Notice the amount of the Claim has not been determined, is not known or can only be described in general terms so long as the Claim Notice so states and in such event, the Claim shall be deemed to be an Open Claim (as hereinafter defined) and the Escrow Agent shall reserve all Escrow Shares remaining in the Escrow Account (plus all dividends received on the Escrow Shares, which shall constitute part of the Escrow Account), which shall be deemed a Claim Reserve (as hereinafter defined) until a subsequent Claim Notice relating to the original Claim Notice that contains a specific amount is delivered to the Escrow Agent and at that time Stockholders may make a written objection to such Claim pursuant to Section 6(c) hereof. The one (1) year anniversary of the consummation of the Merger shall be referred to herein as the "Termination Date."

                      (b) If the Escrow Agent has not received written objection to a Claim by an Indemnified Party from Stockholders within thirty (30) days after delivery to the Escrow Agent and Stockholders of the Claim Notice with respect to such Claim from such Indemnified Party, the Claim stated in such notice shall be conclusively deemed to be approved by Stockholders, and the Escrow Agent shall on the second (2nd) banking day thereafter issue to the applicable Indemnified Party the number of Escrow Shares from the Escrow Account having a Value (as hereinafter defined) equal to the amount of the Claim.

                      (c) If within such thirty (30) days the Escrow Agent shall have received from Stockholders a written objection to any Claim or any portion of a Claim made by an Indemnified Party, reasonably specifying the nature of and grounds for such objection (a copy of which shall in each case be sent to such Indemnified Party in accordance with the provisions of Section 12 below), then such Claim or such portion of the Claim shall be deemed to be an "Open Claim" and the Escrow Agent shall reserve within the Escrow Account the number of Escrow Shares having a Value equal to the amount of the Open Claim (which amount for each Open Claim is referred to herein as a "Claim Reserve"). Any portion of the Claim that Stockholders have not specifically objected to pursuant to this subsection shall be deemed to be approved by Stockholders, and the Escrow Agent shall on the second (2nd) banking day after expiration of such thirty (30) day period release to such Indemnified Parties from the Escrow Account the number of Escrow Shares having a Value equal to the portion of the Claim not objected to pursuant to this Section. Notwithstanding the foregoing, Stockholders may object to a Claim or a portion of a Claim pursuant to this Section 6 only based upon a good faith belief that all or any portion of the Claim does not constitute Indemnified Losses for which such Indemnified Parties are entitled to indemnification under this Agreement or that the amount of any Claim is overstated.


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


                      (d) The amount constituting the Claim Reserve for each Open Claim shall be paid by the Escrow Agent from the Escrow Account to such Indemnified Parties only in accordance and consistent with (i) a joint written instruction by such Indemnified Parties and Stockholders (a "Joint Instruction") or (ii) a final non-appealable order of a court of competent jurisdiction (a "Final Determination"). The Escrow Agent shall act on a Joint Instruction or a Final Determination without further question. Any portion of an Open Claim not payable to the Indemnified Parties shall be no longer subject to the Claim Reserve and shall remain part of the Escrow Account.

                      (e) For purposes of this Agreement, the "Value" of each of the Escrow Shares shall be $3.33 per share.

                      (f) In connection with the performance of this Agreement each of the parties expressly acknowledges and agrees that the Escrow Agent is not providing legal services in connection with its escrow services rendered under this Agreement but that, for other matters, Escrow Agent is legal counsel to the Company, and following the consummation of the Merger, will be legal counsel to Parent, and therefore agrees that in no event shall the mere fact that the Escrow Agent is serving as the escrow agent hereunder give rise to any conflict of interest or other grounds by which the Company, or subsequent to the Merger, the Parent, shall be deprived of the benefit of the Escrow Agent's legal counsel, provided that if there shall arise any dispute between any of the parties hereto in connection with the performance of this Agreement, the Escrow Agent shall resign its position as Escrow Agent hereunder in favor of a new escrow agent mutually agreed to by the other parties hereto.

           7. Deliveries from Escrow. The Escrow Agent shall hold the Escrow Shares in escrow in accordance with this Agreement and shall make deliveries of Escrow Shares only as follows:

                      (a) Deliveries shall be made to an Indemnified Party for Claims made by such Indemnified Party under this Agreement with respect to the Escrow Account when, and to the extent, authorized under Section 6 above.

                      (b) Promptly after the six (6) month anniversary of the consummation of the Merger (the "6-Month Anniversary"), the Escrow Agent shall deliver to Vitel 75,075 of the Escrow Shares then held in the Escrow Account; provided, however, if the aggregate amounts of any and all Claim Reserves as of the 6-Month Anniversary exceed $500,000, the number of Escrow Shares to be delivered under this paragraph (b) by the Escrow Agent to Vitel shall be reduced by the number equal to (i) the excess of the aggregate amounts of any and all Claim Reserves as the 6-Month Anniversary over $500,000 divided by (ii) $3.33.

                      (c) Promptly after the Termination Date, the Escrow Agent shall deliver to Vitel all of the remaining Escrow Shares then held in the Escrow Account less the number of Escrow Shares having a Value equal to the aggregate amounts of any and all Claim Reserves as of the Termination Date. After the Termination Date, the number of Escrow Shares constituting the Claim Reserve for each Open Claim shall be delivered by the Escrow Agent from the Escrow Account to an Indemnified Party or Vitel upon a Joint Instruction or a Final Determination with respect to such Open Claim.


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


                      (d) Notwithstanding any other provision of this Agreement, all deliveries made to an Indemnified Party or Vitel under this Agreement shall be made to the primary address for notices for that Person set forth in Section 12 hereof, unless the Escrow Agent receives other written delivery instructions from such Person.

                      (e) All deliveries to any Person under this Agreement of Escrow Shares shall be effected by transfers from the Escrow Agent of registered ownership of the required number of Escrow Shares using stock powers and physical delivery and reissuance of certificates representing the Escrow Shares to be delivered by the Escrow Agent with the assistance of the transfer agent and registrar for the Parent Common Stock. Parent shall cooperate, and shall instruct its transfer agent and registrar to cooperate, in any efforts by the Escrow Agent to effect a delivery of Escrow Shares through a transfer of registration of certificates representing such Escrow Shares in favor of any Person.

                      (f) This Agreement shall terminate when the entire Escrow Account has been delivered in accordance with this Section 7.

           8. Conditions to Escrow. The Escrow Agent agrees to hold the Escrow Account and to perform in accordance with the terms and provisions of this Agreement. The parties hereto agree that the Escrow Agent does not assume any responsibility for the failure of any of the parties hereto to perform in accordance with the Merger Agreement or this Agreement. The acceptance by the Escrow Agent of its responsibilities hereunder is subject to the following terms and conditions, which the parties hereto agree shall govern and control with respect to the Escrow Agent's rights, duties, liabilities and immunities:

                      (a) The Escrow Agent shall be protected in acting upon any written notice, consent, receipt or other paper or document furnished to it, not only as to its due execution and validity and effectiveness of its provisions, but also as to the truth and accuracy of any information therein contained, which the Escrow Agent in good faith believes to be genuine and what it purports to be. Should it be necessary for the Escrow Agent to act upon any instructions, directions, documents or instruments issued or signed by or on behalf of any corporation, fiduciary, or individual acting on behalf of another party hereto, it shall not be necessary for the Escrow Agent to inquire into such corporation's, fiduciary's or individual's authority. The Escrow Agent is also relieved from the necessity of satisfying itself as to the authority of the persons executing this Agreement in a representative capacity.

                      (b) The Escrow Agent shall not be liable for any error of judgment or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except for its own gross negligence, recklessness or willful misconduct.

                      (c) The Escrow Agent may consult with, and obtain advice from, legal counsel in the event of any question as to any of the provisions hereof or the duties hereunder, and it shall incur no liability and shall be fully protected in acting in good faith in accordance with the opinion and instructions of such counsel. The reasonable costs of such counsel's services shall be paid to the Escrow Agent in accordance with Section 11 below.


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


                      (d) The Escrow Agent shall have no duties except those which are expressly set forth herein and it shall not be bound by the Merger Agreement or any agreement of the other parties hereto (whether or not it has any knowledge thereof) or by any notice of a claim, or demand with respect thereto, or any waiver, modification, amendment, termination or rescission of this Agreement, until received by an officer in its Corporate Trust Department in writing.

                      (e) The Escrow Agent reserves the right to resign at any time by giving thirty (30) days written notice of resignation, specifying the effective date thereof. Within thirty (30) days after receiving the aforesaid notice, the parties to this Agreement, other than the Escrow Agent, agree to appoint a successor Escrow Agent to which the Escrow Agent may distribute the property then held hereunder, less the Escrow Agent's fees, costs and expenses. If a successor Escrow Agent has not been appointed and has not accepted such appointment by the end of the 30-day period, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent, and the costs, expenses and reasonable attorneys' fees which are incurred in connection with such a proceeding shall be paid by the parties to this Agreement.

                      (f) Upon delivery of all of the Escrow Account pursuant to the terms of Section 6 or 7 above or to a successor escrow agent, the Escrow Agent shall thereafter be discharged from any further obligations hereunder. The Escrow Agent is hereby authorized, in any and all events, to comply with and obey any and all final judgments, orders and decrees of any court of competent jurisdiction which may be filed, entered or issued, and all final arbitration awards and, if it shall so comply or obey, it shall not be liable to any other person by reason of such compliance or obedience.

                      (g) In  the  event  that  any  escrow  property  shall  be attached, garnished, or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the property deposited under this Agreement, or any part thereof, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ, order, judgment or decree, it shall not be liable to any of the parties hereto or to any other person, firm or corporation, by reason of such compliance notwithstanding that such writ, order, judgment or decree is subsequently reversed, modified, annulled, set aside or vacated.

                      (h) If the Escrow Agent becomes involved in litigation on account of this Agreement, it shall have the right to retain counsel and shall have a first lien on the property deposited hereunder for any and all costs, attorneys' fees, charges, disbursements, and expenses in connection with such litigation; and shall be entitled to reimburse itself therefor out of the property deposited hereunder, and if it shall be unable to reimburse itself from the property deposited hereunder, both parties agree to pay to the Escrow Agent on demand its reasonable charges, counsel and attorneys' fees, disbursements and


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


expenses in connection  with such  litigation  in  accordance  with the terms of
Section 11 below. Notwithstanding the foregoing sentence, the Escrow Agent shall not be entitled to take from the property deposited hereunder nor be entitled to receive moneys from the parties in the event such litigation finally determines that the Escrow Agent acted with gross negligence, recklessness or willful misconduct.

                      (i) In the event that conflicting demands are made upon the Escrow Agent for any situation not addressed in this Agreement, the Escrow Agent may withhold performance of the terms of this Agreement until such time as said conflicting demands shall have been withdrawn or the rights of the respective parties shall have been settled by court adjudication, arbitration, joint order or otherwise.

                      (j) Any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, shall be and become the successor Escrow Agent hereunder and vested with all of the title to the whole property or trust estate and all of the trusts, powers, immunities, privileges, protections and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

           9. Indemnification. Stockholders, Parent and the Company, jointly and severally, hereby agree to indemnify the Escrow Agent for and to hold it harmless against any loss, liability or expense incurred without gross negligence, recklessness or willful misconduct on the part of the Escrow Agent arising out of or in connection with its performance under this Agreement. The indemnification provided for under this Section 9 shall be allocated and paid in the same manner as fees, costs and expenses under Section 11 below and shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

           10. Banking Days. If any date on which the Escrow Agent is required to make a delivery pursuant to the provisions hereof is not a day on which the Escrow Agent is open for business, then the Escrow Agent shall make such delivery on the next succeeding business day.

           11. Escrow Costs. Parent and Stockholders shall each pay one-half of the reasonable fees and expenses (including reasonable attorneys' fees) of the Escrow Agent for the services to be rendered by the Escrow Agent pursuant to this Agreement. The Escrow Agent may deduct the fees and expenses allocated to each of the parties hereto from any cash amounts to be paid to such party from the Escrow Account. The Escrow Agent agrees to serve as Escrow Agent in accordance with the fee schedule attached as Exhibit B hereto. The Escrow Agent shall have, and is hereby granted, a prior lien upon any property, cash, or assets of the Escrow Account, with respect to its unpaid fees, nonreimbursed expenses and unsatisfied indemnification rights, superior to the interests of any other persons or entities. The Escrow Agent shall be entitled and is hereby granted the right to set off and deduct any unpaid fees, nonreimbursed expenses and/or unsatisfied indemnification rights from property on deposit in the Escrow Account.

           12. Notices. All notices, instructions, demands, consents, approvals and other communications to be given or delivered under or by reasons of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or guaranteed overnight courier service. Notices, instructions, demands, consents, approvals and other communications to the parties will be sent to the addresses indicated below:

           Notices to the Stockholders:

                           Vitel Ventures
                           Mark Tompkins
                           802 Grand Pavilion, 1st Floor
                           P.O. Box 30543 SMB
                           Grand Cayman
                           Cayman Islands, BWI

           With a copy to:

                           Gottbetter & Partners
                           488 Madison Avenue, 12th Floor
                           New York, New York  10022
                           Attention: Adam S. Gottbetter, Esq.

           Notices to Company:

                           Dyadic International, Inc.
                           140 Intracoastal Pointe Dr., Suite 404
                           Jupiter, Florida  33477-5094
                           Attention: Mr. Mark Emalfarb, CEO

           With a copy to:

                           Jenkens & Gilchrist, P.C.
                           225 West Washington, Suite 2600
                           Chicago, Illinois  60606
                           Attention: Robert I. Schwimmer, Esq.

           Notice to Parent:

                           (prior to completion of the Merger)
                           CCP Worldwide, Inc.
                           6040A Six Forks Road, Suite 179
                           Raleigh, North Carolina  27609

                           (after completion of the Merger)
                           Dyadic International, Inc.
                           140 Intracoastal Pointe Dr., Suite 404
                           Jupiter, Florida  33477-5094
                           Attention: Mr. Mark Emalfarb, CEO

           With a copy to:

                           (prior to the completion of the Merger)
                           Gottbetter & Partners
                           488 Madison Avenue, 12th Floor
                           New York, New York  10022
                           Attention: Adam S. Gottbetter, Esq.

                           (after completion of the Merger)
                           Jenkens & Gilchrist, P.C.
                           225 West Washington, Suite 2600
                           Chicago, Illinois  60606
                           Attention: Robert I. Schwimmer, Esq.

           Notices to Escrow Agent:

                           Jenkens & Gilcrhist
                           225 West Washington, Suite 2600
                           Chicago, Illinois 60606
                           Attention: Robert I. Schwimmer, Esq.

Each of the parties may, by notice given as aforesaid, change its address for all subsequent notices.

           13. Reports of Escrow Agent. On or before the tenth (10th) business day following each March 31, June 30, September 30 and December 31 during the term hereof, the Escrow Agent shall deliver account statements to Parent and Stockholders with respect to the Escrow Account for the prior fiscal quarter, which statements shall include such information as the number of Escrow Shares held by the Escrow Agent, any Open Claims and Claim Reserves and any Escrow Shares delivered during the fiscal quarter.

           14. Entire Agreement; Amendment. This Agreement contains the entire understanding of the parties hereto with respect to the transactions contemplated hereby, and this Agreement may be amended, modified, supplemented or altered only by a writing duly executed by the Escrow Agent, Parent, the Company and Stockholders.

           15. Assigns and Assignment. This Agreement shall extend to, shall insure to the benefit of and shall be binding upon all of the parties hereto and upon all of their respective successors and permitted assigns. This Agreement shall not, however, be assignable or transferable, in whole or in part, by Stockholders, except upon the express prior written consent of Parent, the Company and the Escrow Agent. No assignment of the interest of any of the parties hereto shall be binding on the Escrow Agent unless and until written evidence of assignment in form satisfactory to the Escrow Agent shall be filed with and accepted by the Escrow Agent.

           16. Taxation of Interest Earned on Investment of Escrow Account. Vitel hereby acknowledges that, for federal and state income tax purposes, any dividends received on the Escrow Shares shall be income of Vitel reportable on its individual tax returns whether or not the dividends were distributed by the Escrow Agent during any particular year. Vitel shall provide the Escrow Agent with a Form W-9 or W-8, as applicable. The Escrow Agent shall report to the Internal Revenue Service all dividends received on the Escrow Shares against Vitel, as and to the extent required by law. Any tax returns required to be prepared and filed will be prepared and filed by Vitel with the Internal Revenue Service, and Escrow Agent shall have no responsibility for the preparation and/or filing of any tax return with respect to any dividends received on the Escrow Shares. Any taxes payable with respect to any dividends received on the Escrow Shares shall be paid by Vitel, and the Escrow Agent shall have no obligation to pay any taxes or estimated taxes.

           17. Interpretation. The headings in this Agreement are inserted for convenience of reference only and shall not be a part of or control or affect the meaning hereof. As used herein, a reference to "he" or "his" or like masculine form shall be deemed to also be a reference to the relevant feminine and indefinite forms. As used herein, a "Person" shall be deemed to be a reference to an individual, partnership, corporation, unincorporated association, trust, governmental agency (or division thereof) or any other legal entity.

           18. No Waiver. Except as otherwise set forth in this Agreement, no failure or delay by a party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any right of further exercise or the exercise of any other right, power or privilege.

           19. Severability. The parties agree that (a) the provisions of this Agreement shall be severable in the event that for any reason whatsoever the provisions hereof were invalid, void or otherwise unenforceable, (b) such invalid, void or otherwise unenforceable provisions shall be automatically replaced by other provisions which are as similar as possible in terms to such invalid, void or otherwise unenforceable provisions but are valid and enforceable and (c) the remaining provisions shall remain enforceable to the fullest extent permitted by law.

           20. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice of law or conflict of law provision (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

           21. Counterparts. This Agreement may be executed by the parties hereto, in two or more counterparts, each of which shall be an original and all of which shall together constitute one and the same agreement.


                                    * * * * *

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                                CCP WORLDWIDE, INC.,
                                                a Delaware corporation


                                                By: /s/ David R. Allison
                                                   -----------------------------
                                                Name: David R. Allison
                                                Its: President & CEO



                                                DYADIC INTERNATIONAL, INC.,
                                                a Florida corporation


                                                By: /s/ Mark Emalfarb
                                                   -----------------------------
                                                Name: Mark Emalfarb
                                                Its: President



                                                /s/ Mark Tompkins
                                                --------------------------------
                                                Mark Tompkins



                                                VITEL VENTURES


                                                By: /s/ Mark Tompkins
                                                   -----------------------------
                                                Name:
                                                Its:


                                                Jenkens & Gilchrist,
                                                a Professional Corporation

                                                By: /s/ Robert I. Schwimmer
                                                   -----------------------------
                                                Name: Robert I. Schwimmer
                                                Its: President

                                    Exhibit B

                            ESCROW AGENT FEE SCHEDULE


Acceptance Fee:                  $          0.00

Annual Fee:                      $          None while  Jenkens &  Gilchrist,  a
                                            Professional Corporation, is serving
                                            as Escrow Agent

The Acceptance Fee and the Annual Fee are billed in advance and payable prior to that year's service. These fees cover a full year, or any part thereof, and thus are not prorated in the year of termination.

Any out-of-pocket expenses, or extraordinary fees or expenses such as attorney fees or messenger costs, are additional and are not included in the above schedule.